UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR  sm



SUPPLEMENT DATED JUNE 22, 2000, TO THE
PROSPECTUS DATED AUGUST 9, 1999 FOR THE
JACOBS INTERNATIONAL OCTAGON PORTFOLIO (THE
"portfolio").
The portfolio's prospectus is hereby
supplemented to reflect the following:
INVESTMENT ADVISER
On or about July 12, 2000, a majority of investment professionals at Jacobs Asset
Management will join Thompson, Siegel &
Walmsley, Inc. ("TS&W"). TS&W, a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, will then replace
Jacobs Asset Management as the investment adviser to the portfolio. TS&W, an affiliate of United Asset Management, will manage and supervise the investment of the portfolio's assets on a discretionary basis. TS&W has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, trusts, estates and other institutions and individuals since 1970.
Jacobs Asset Management and TS&W are both affiliates of United Asset Management. On
June 19, 2000, Old Mutual, plc and United
Asset Management Corporation announced an agreement for Old Mutual to acquire United
Asset Management. Old Mutual is a UK-based financial services group with substantial asset management, insurance and banking businesses. The closing of the transaction is expected to take place during the fourth quarter of 2000 and is subject to a number of conditions. As required by the Investment
Company Act of 1940, the portfolio's
shareholders will be asked to approve a new investment advisory agreement with the adviser, to take effect upon the consummation of the transaction. The new agreement will be identical to the current agreement in all respects except for its effective and termination dates. The new agreement will have no effect on the contractual advisory fee rate payable by the portfolio. No changes are currently planned which would affect the services being provided to the portfolio.
PORTFOLIO MANAGERS
Effective upon the change in adviser, a team of international investment professionals will be responsible for the day-to-day management of the portfolio. DANIEL L.
JACOBS WILL NO LONGER BE RESPONSIBLE FOR THE
DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.
PORTFOLIO NAME
Effective upon the change in adviser, the name of the portfolio will change to the "TS&W International Octagon Portfolio."













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